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                                                                    EXHIBIT 99.3



                                POWERBRIEF, INC.

                                VOTING AGREEMENT


        This Voting Agreement (the "Agreement") is made as of March __, 2001, by and among PowerBrief, Inc., a Texas corporation (the "Company"), the existing shareholders of the Company listed on Exhibit A attached hereto (the "Major Stockholders"), and the holders of shares of the Company's Senior Convertible Preferred Stock, Series A (the "Series A Preferred Stock") listed on Exhibit B (collectively, the "Investors" and each individually, an "Investor").

                                    RECITALS

        The Company and the Investors have entered into a Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Company desires to sell to the Investors and the Investors desire to purchase from the Company shares of the Company's Senior Convertible Preferred Stock, Series A. A condition to the Investors' obligations under the Purchase Agreement is that the Company, the Investors and the Major Stockholders enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which the Investors and the Major Stockholders shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors. The Company, the Investors and the Major Stockholders each desire to facilitate the voting arrangements set forth in this Agreement, and the sale and purchase of shares of Series A Preferred Stock pursuant to the Purchase Agreement, by agreeing to the terms and conditions set forth below.

                                    AGREEMENT

        The parties agree as follows:

        1. ELECTION OF DIRECTORS.

               1.1 BOARD REPRESENTATION. At each annual meeting of the shareholders of the Company, or at any meeting of the shareholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Major Stockholders and the Investors agree to vote or act with respect to their shares so as to elect:

                      (a) a certain number of members of the Company's Board of Directors (the "Keystone Members") designated by Keystone, Inc. or its affiliates ("Keystone"), one such Keystone Member initially to be Scott Hancock, with the number of the Keystone Members determined by the formula set forth in
Section 1.2 below;

                      (b) one (1) member of the Company's Board of Directors designated by the Company's senior management team (the "Management Team"), such designee initially to be Ernest Rapp;

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                      (c) one (1) independent member of the Company's Board of
Directors unanimously designated by the members of the Board of Directors designated pursuant to Sections 1.1(a) and (b) above.

               1.2 KEYSTONE BOARD REPRESENTATION. The number of Keystone Members shall be equal to the total number of members of the Company's Board of Directors authorized in the Company's Articles of Incorporation or Bylaws multiplied by the quotient obtained by dividing (a) the total number of shares of Preferred Stock and Common Stock held by Keystone (and its affiliates and related funds, including without limitation FW PowerBrief Investors, L.P., FW Integrated Orthopaedics Investors, L.P., FW Integrated Orthopaedics Investors II, L.P. and Group Special Investments, Inc.) on an as-converted basis, by (b) the total number of the Company's shares of Preferred Stock and Common Stock on an as-converted basis then actually issued and outstanding; provided, however, that (i) if such calculation results in a fraction, the number of Keystone Members shall be rounded to the nearest whole number (with fractions of one half being rounded up to the next highest whole number), and (ii) the number of Keystone Members shall be no less than one.

               1.3 APPOINTMENT OF DIRECTORS.

                      (a) In the event of the resignation, death, removal or disqualification of a director selected by Keystone or the Management Team, as the case may be, Keystone or the Management Team, as the case may be, shall promptly nominate a new director, and, after written notice of the nomination has been given by Keystone or the Management Team, as the case may be, to the other parties, each Investor and Major Stockholder shall vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

                      (b) In the event of the resignation, death, removal or disqualification of a director selected pursuant to Section 1.1(c) above, Keystone and the Management Team shall use reasonable efforts to cause their respective designees elected pursuant to Sections 1.1(a) and (b) above to nominate a new director, and, after written notice of the nomination has been provided by the Board of Directors, each Investor and Major Stockholder shall vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

               1.4 REMOVAL.

                      (a) Keystone or the Management Team, as the case may be, may remove its designated director at any time and from time to time, with or without cause (subject to the Bylaws of the Company as in effect from time to time and any requirements of law), in their sole discretion, and, after written notice is given to each of the parties hereto of the new nominee to replace such director, each Investor and Major Stockholder shall promptly vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

                      (b) In the event that Keystone and the Management Team desire to remove a director designated by Keystone and the Management Team pursuant to Section 1.1(c) above, Keystone and the Management Team shall give written notice to each of the parties hereto of such removal, and each Investor and Major Stockholder shall promptly vote its shares of capital stock of the Company to remove such director from the Board of Directors.



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        2. ADDITIONAL REPRESENTATIONS AND COVENANTS.

               2.1 NO REVOCATION. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.

               2.2 NUMBER OF DIRECTORS. The number of authorized members of the Board of Directors shall initially be five (5). The Major Stockholders and the Investors will not vote for any amendment or change to the Articles of Incorporation or Bylaws providing for the election of more than five (5) directors, or any other amendment or change to the Articles of Incorporation or Bylaws inconsistent with the terms of this Agreement. The Company will not take any action providing for the election of more than five (5) directors.

               2.3 COMPENSATION COMMITTEE; AUDIT COMMITTEE; DIRECTOR NOMINATING COMMITTEE. The Board of Directors' Compensation Committee, Audit Committee, and Director Nominating Committee (or equivalents thereof) shall each include at least one Keystone Member.

        3. TERMINATION.

               3.1 TERMINATION EVENTS. This Agreement shall terminate upon the earlier of (I) the seven-year anniversary of the date hereof, (ii) the sale, conveyance or disposal of all or substantially all of the Company's property or business, (iii) the Company's merger with or into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) in which event the stockholders or if the Company before the transaction own less than fifty percent (50%) of the voting power of the surviving entity, or (iv) if the Company effects any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this Section 3.1 shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

        4. MISCELLANEOUS.

               4.1 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except that this Agreement shall not be binding upon bona fide purchasers of stock from any party pursuant to a bona fide public trade effected through the OTC Bulletin Board, the Nasdaq Stock Market, or a public stock exchange. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               4.2 AMENDMENTS AND WAIVERS. Any term hereof may be amended or waived only with the written consent of the Company, Keystone, the holders of at least a majority (greater than 50%) of the then outstanding shares held by the Major Stockholders, and the holders of at least a majority (greater than 50%) of the then outstanding Series A Preferred Stock held by the Investors. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company for the sole purpose of including additional purchasers of



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Series A Preferred Stock as "Investors." Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon the Company, the holders of Series A Preferred Stock and the Major Stockholders, and each of their respective successors and assigns.

               4.3 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page or on Exhibit A or Exhibit B hereto, or as subsequently modified by written notice.

               4.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

               4.5 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of law.

               4.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

               4.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                            [Signature Page Follows]



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        The parties hereto have executed this Voting Agreement as of the date first written above.

COMPANY:

POWERBRIEF, INC.


By:
    ------------------------------------

Name:
      ----------------------------------
              (print)

Title:
       ---------------------------------

Address:

Fax Number:



MAJOR STOCKHOLDERS:

----------------------------------------
Ernest D. Rapp

----------------------------------------
Robert W. Ohnesorge

----------------------------------------
K. Wade Bennett

----------------------------------------
Richard V. Bays

----------------------------------------
A. John Knapp, Jr.

----------------------------------------
David Burrow



                       SIGNATURE PAGE TO VOTING AGREEMENT

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        The parties hereto have executed this Voting Agreement as of the date first written above.


MAJOR STOCKHOLDERS:


FW INTEGRATED ORTHOPAEDICS INVESTORS, L.P.

By:
   -------------------------------------

Its:
    ------------------------------------


FW INTEGRATED ORTHOPAEDICS INVESTORS II, L.P.

By:
   -------------------------------------

Its:
    ------------------------------------


----------------------------------------
(Major Stockholder)

By:
   -------------------------------------

Name:
     -----------------------------------
                  (print)

Title:
      ----------------------------------

Address:

Fax Number:



                       SIGNATURE PAGE TO VOTING AGREEMENT

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        The parties hereto have executed this Voting Agreement as of the date first written above.

INVESTORS:

FW POWERBRIEF INVESTORS, L.P., A DELAWARE
LIMITED PARTNERSHIP

By:   Group III 31, LLC, a Delaware limited
      liability company, its General Partner

By:
   -------------------------------------

Its:
    ------------------------------------



----------------------------------------
[Investor]

By:
   -------------------------------------

Name:
     -----------------------------------
                  (print)

Title:
      ----------------------------------

Address:

Fax Number:



                       SIGNATURE PAGE TO VOTING AGREEMENT
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                                    EXHIBIT A

                               MAJOR STOCKHOLDERS


                     NAME/ADDRESS

            Ernest D. Rapp
            Robert W. Ohnesorge
            K. Wade Bennett
            Richard V. Bays
            A. John Knapp, Jr.
            David H. Burrow
            c/o PowerBrief, Inc.
            1800 West Loop South, Suite 1030
            Houston, TX 77027

            FW Integrated Orthopaedics Investors, L.P.
            FW Integrated Orthopaedics Investors II, L.P.
            c/o Oak Hill Capital Partners
            2775 Sand Hill Road
            Menlo Park, CA 94025

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                                    EXHIBIT B

                                    INVESTORS


                    NAME/ADDRESS

            FW PowerBrief Investors, L.P.
            c/o Oak Hill Capital Partners
            2775 Sand Hill Road
            Menlo Park, CA